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                          SUPPLEMENT TO THE PROSPECTUS
                                       OF
                     DEAN WITTER VARIABLE INVESTMENT SERIES
                               DATED MAY 1, 1998

    In May 1998, the EUROPEAN GROWTH PORTFOLIO's and the PACIFIC GROWTH PORTFOLIO's current sub-adviser, Morgan Grenfell Investment Services Limited ("Morgan Grenfell"), advised the Board of Trustees of Dean Witter Variable Investment Series (the "Fund") of its resignation as sub-adviser to these Portfolios, effective at the close of business on October 31, 1998 (in the case of the PACIFIC GROWTH PORTFOLIO) and December 31, 1998 (in the case of the EUROPEAN GROWTH PORTFOLIO).

    On June 2, 1998, the Board of Trustees unanimously recommended that a new sub-advisory agreement between Dean Witter InterCapital Inc. ("InterCapital") and Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of InterCapital, be submitted to shareholders of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO for approval at a special meeting of shareholders expected to be held in August 1998. Under the proposed new sub-advisory agreement, MSAM will provide the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO with investment advice and portfolio management relating to the Portfolios' investments, subject to the overall supervision of InterCapital, the Fund's Investment Manager, and InterCapital will pay MSAM a fee equal, on an annual basis, to 40% of the management fee receivable by InterCapital under its investment management agreement with the Fund on behalf of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. This percentage is identical to the percentage payable to Morgan Grenfell under the present sub-advisory agreement for these Portfolios. The new sub-advisory agreement is identical to the current sub-advisory agreement, except for: (1) the dates of effectiveness and termination; (2) the deletion of a provision pursuant to which Morgan Grenfell and its affiliates were prohibited from acting as investment adviser or sub-adviser to funds that are similar to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO; and (3) the deletion of provisions which require the sub-adviser to obtain prior approval of InterCapital regarding certain allocations of Portfolio assets among countries. If approved, such new sub-advisory agreement will take effect on November 1, 1998 with respect to the PACIFIC GROWTH PORTFOLIO and on January 1, 1999 with respect to the EUROPEAN GROWTH PORTFOLIO.

    In addition, effective upon implementation of the new sub-advisory agreement with respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the present investment management agreement between the Fund and InterCapital on behalf of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO will be amended: (1) to lower the management fee payable by the EUROPEAN GROWTH PORTFOLIO from the annual rates of 1.0% of the average daily net assets of the Portfolio up to $500 million and 0.95% of the average daily net assets of the Portfolio exceeding $500 million to the annual rates of 0.95% of the average daily net assets of the Portfolio up to $500 million and 0.90% of the average daily net assets of the Portfolio exceeding $500 million, and (2) to lower the management fee payable by the PACIFIC GROWTH PORTFOLIO from the annual rate of 1.0% of the Portfolio's average daily net assets to 0.95% of the Portfolio's average daily net assets.

    MSAM, like InterCapital, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. MSAM serves in various portfolio management and similar capacities to investment companies and pension plans and other institutional and individual investors.

June 2, 1998